UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 27, 2013

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders

(a)       The Deere & Company (“Company”) annual meeting of stockholders was held on February 27, 2013.

(b)      The voting results for each matter submitted to a vote of stockholders at the Company’s annual meeting are as follows:

1.            The following directors were elected for terms expiring at the annual meeting in 2014:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Samuel R. Allen	250,877,219	9,801,772	2,655,955	59,842,691
Crandall C. Bowles	254,839,194	7,386,453	1,109,299	59,842,691
Vance D. Coffman	258,140,409	4,080,799	1,113,738	59,842,691
Charles O. Holliday	261,453,091	765,648	1,116,207	59,842,691
Dipak C. Jain	257,616,813	4,585,573	1,132,560	59,842,691
Clayton M. Jones	254,024,801	8,190,005	1,120,140	59,842,691
Joachim Milberg	261,073,337	1,130,932	1,130,677	59,842,691
Richard B. Myers	256,300,726	5,908,275	1,125,945	59,842,691
Thomas H. Patrick	259,167,042	3,036,458	1,131,446	59,842,691
Aulana L. Peters	259,596,434	2,622,315	1,116,197	59,842,691
Sherry M. Smith	261,495,885	751,672	1,087,389	59,842,691

2.            A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that stockholders approve a non-binding resolution to approve the compensation awarded by the Company to the Company’s Named Executive Officers (“say on pay”) as described in the Compensation Discussion & Analysis (“CD&A”), tabular disclosures, and other narrative executive compensation disclosures in the January 14, 2013 Proxy Statement as required by the rules of the Securities and Exchange Commission, passed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
241,449,793	16,863,381	5,021,772	59,842,691

3.   A Company proposal, requesting that stockholders re-approve the Deere & Company Mid-Term Incentive Plan (“Plan”) to meet the requirements under Section 162(m) of the U.S. Internal Revenue Code for amounts paid under the Plan to certain executive officers to be tax deductible to the Company, passed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
255,916,602	5,925,254	1,493,090	59,842,691

The Plan provides for cash payments to salaried employees based on the achievement of pre-established performance goals over a performance period longer than one fiscal year. Amounts paid to our executive officers under the Plan are intended to qualify as “performance-based compensation” for purposes of Section 162(m).

4.    Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2013 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
318,822,069	2,898,298	1,457,270

(d)  At the Company’s annual meeting of stockholders in 2011, stockholders approved, on an advisory basis, to hold an annual advisory vote to approve executive compensation.  In keeping with the stockholders’ advisory vote, the Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials on an annual basis each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

By:	/s/ Gregory R. Noe
Gregory R. Noe, Secretary

Dated: March 4, 2013